Investment Strategy - INVESCO S&P 500 INDEX FUND	Aug. 27, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies included in the S&P 500® Index (the Underlying Index), and in derivatives and other instruments that have economic characteristics similar to such securities. The Underlying Index is comprised of common stocks of approximately 500 large-capitalization companies that generally represent the large-cap segment of the U.S. equity market. The Underlying Index employs a float-adjusted market capitalization weighted methodology, with larger companies generally receiving greater weights.
In seeking to track the investment results (before fees and expenses) of the Underlying Index, the portfolio managers primarily utilize a “full replication” methodology, pursuant to which the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Underlying Index is typically rebalanced quarterly. There is no regularly scheduled reconstitution of the Underlying Index; rather, changes to the composition of the Underlying Index are made on an as-needed basis in accordance with the index provider’s methodology. The Fund is generally rebalanced in accordance with the Underlying Index. Constituent changes are generally incorporated in the Fund as and when they are made to the Underlying Index.
The Fund can invest in derivative instruments including futures contracts.
The Fund can use futures contracts, including index futures, to seek exposure to certain equity securities represented in the Underlying Index while managing cash balances.